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                                                                 EXHIBIT - 10.65

                        ASSUMPTION AND CONSENT AGREEMENT

         THIS ASSUMPTION AND CONSENT AGREEMENT ("Agreement") is entered into as of the _16th__ day of December, 1998 by and between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, (the "Borrowers"), TREBOR of TN, INC., a Tennessee corporation, SYDOOG, INC., a Delaware corporation, GOFAMCLO, INC., a Delaware corporation (collectively, the "Guarantors"), GFCFS, LLC, a Delaware limited liability company ("GFCFS, LLC"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with offices in Knoxville, Tennessee, as administrative agent under the hereinafter defined Credit Agreement (the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement dated May 25, 1995 between Goody's Family Clothing, Inc. ("GFC"), the Administrative Agent, and the Lenders named therein, as amended and restated by that certain Amended and Restated Credit Agreement dated as of October 31, 1996 between GFC, GOODY'S MS, L.P., GOODY'S IN, L.P., the Guarantors, the Administrative Agent, and the Lenders named therein, and as further amended by that certain Amendment Agreement dated May 16, 1997 between GFC, GOODY'S MS, L.P., GOODY'S IN, L.P., the Guarantors, the Administrative Agent and the Lenders named therein, that certain Second Amendment Agreement dated September 23, 1997 between GFC, GOODY'S MS, L.P., GOODY'S IN, L.P., GFCTX, L.P., the Guarantors, the Administrative Agent and the Lenders named therein, and that certain Third Amendment Agreement dated May 26, 1998 between GFC, GOODY'S MS, L.P., GOODY'S IN, L.P., GFCTX, L.P., GFCTN, L.P., GFCGA, L.P., and GFC FS, Inc., the Guarantors, the Administrative Agent and the Lenders named therein (collectively, the "Credit Agreement"), the Lenders have committed to make loans to the Borrowers in the principal amount of $130,000,000 (the "Loans") pursuant to the terms and provisions thereof;

         WHEREAS, pursuant to the Credit Agreement, the Borrowers have delivered a Third Amended and Restated Promissory Note dated May 26, 1998 to each Lender (collectively, the "Notes") in the amount of such Lender's Commitment (as defined in the Credit Agreement);

         WHEREAS, GFC FS, Inc. has merged with and into GFCFS, LLC and GFCFS, LLC wishes to assume the obligations of GFC FS, Inc. under the Credit Agreement and Notes;

         WHEREAS, all terms capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement;


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         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         1. Assumption of Obligations. GFCFS, LLC hereby assumes and agrees to perform and/or pay all of GFC FS, Inc.'s liabilities, debts, duties and obligations under the Credit Agreement and Notes.

         2. Consent by Administrative Agent. The Administrative Agent, on behalf of and with the consent of the Lenders, hereby consents to the merger of GFC FS, Inc. into GFCFS, LLC and to the assumption by GFCFS, LLC of GFC FS, Inc.'s liabilities and obligations under the Credit Agreement and the Notes.

         3. Representations and Warranties. GFCFS, LLC hereby represents and warrants as follows:

                  (a) GFCFS, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; and GFCFS, LLC has the power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement.

                  (b) The execution and delivery of this Agreement are within the powers of GFCFS, LLC and have been duly authorized by all necessary action properly taken, have received all necessary governmental approvals, if any were required, and do not and will not contravene or conflict with any provision of law, any applicable judgment, ordinance, regulation or order of any court or governmental agency, the operating agreement of GFCFS, LLC, or any agreements binding upon GFCFS, LLC or its properties. The persons executing this Agreement are duly authorized to act on behalf of GFCFS, LLC.

                  (c) This Agreement is the legal, valid and binding obligation of GFCFS, LLC, enforceable in accordance with its terms, subject to bankruptcy and similar creditor right's laws and principles of judicial discretion and equity.

                  (d) There are no actions, suits or proceedings pending, or, to the knowledge of GFCFS, LLC, threatened, against or affecting GFCFS, LLC involving the validity or enforceability of this Agreement or the assumption of the obligations and liabilities of GFC FS, Inc. under the Credit Agreement and Notes, at law or in equity, or before any governmental or administrative agency.

         4. Agreement of Borrowers and Guarantors. The Borrowers and Guarantors acknowledge that the assumption by GFCFS, LLC of the liabilities of GFC FS, Inc. pursuant to this Agreement does not release the obligations of the Borrowers and Guarantors under the Credit Agreement or Notes.

         5. Continuing Effect of Documents. Except as expressly modified by or provided for in this Agreement, the terms and provisions of the Credit Agreement and all other documents relating to the Loans shall remain in full force and effect as originally executed.


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         6.       Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements between the parties hereto.

         7. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                      BORROWERS:

                                      GOODY'S FAMILY CLOTHING, INC.

                                      By: /s/ Harry M. Call
                                         ---------------------------------------
                                      Title: President and COO
                                            ------------------------------------

                                      GOODY'S MS, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                      By: /s/ Harry M. Call
                                         ---------------------------------------
                                      Title: President and COO
                                            ------------------------------------

                                      GOODY'S IN, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                      By: /s/ Harry M. Call
                                         ---------------------------------------
                                      Title: President and COO
                                            ------------------------------------




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                                      GFCTX, L.P.

                                      By: TREBOR of TN, Inc., General Partner

                                      By: /s/ Harry M. Call
                                         ---------------------------------------
                                      Title: President and COO
                                            ------------------------------------


                                      GFCTN, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                      By: /s/ Harry M. Call
                                         ---------------------------------------
                                      Title: President and COO
                                            ------------------------------------


                                      GFCGA, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                      By: /s/ Harry M. Call
                                         ---------------------------------------
                                      Title: President and COO
                                            ------------------------------------


                                      GUARANTORS:

                                      SYDOOG, INC., a Delaware corporation


                                      By: /s/ Francis B. Jacobs
                                         ---------------------------------------
                                      Title: President
                                            ------------------------------------


                                      GOFAMCLO, INC., a Delaware corporation

                                      By: /s/ Francis B. Jacobs
                                         ---------------------------------------
                                      Title: President
                                            ------------------------------------




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                                     TREBOR OF TN, INC., a Tennessee corporation

                                     By: /s/ Harry M. Call
                                        ---------------------------------------
                                     Title: President and COO
                                           ------------------------------------

                                     GFCFS, LLC

                                     GFCFS, LLC

                                     By: /s/ Harry M. Call
                                        ---------------------------------------
                                     Title: President and COO
                                           ------------------------------------


                                     ADMINISTRATIVE AGENT

                                     FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Administrative Agent

                                     By:     /s/ James H. Atchley
                                        ---------------------------------------
                                     Title:   Senior Vice President
                                           ------------------------------------